UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 24, 2010
                              (SEPTEMBER 21, 2010)

                            INKSURE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    000-24431                84-1417774
----------------------------        --------------         -------------------
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)

        P.O. BOX 7006, AUDUBON, PENNSYLVANIA                     19407
        ------------------------------------                     -----
       (Address of principal executive offices)                (Zip Code)

                                +(972) 8936 5583
                                ----------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

APPOINTMENT OF AN OFFICER

On September 21, 2010, the Board of Directors (the "Board") of InkSure Technologies Inc. (the "Company") adopted a resolution to appoint Mr. David
(Dadi) Avner, the former controller of the Company's subsidiary, InkSure Ltd., as Chief Financial Officer of the Company commencing immediately. Mr. Avner will continue to be an employee of InkSure Ltd.

Under his employment agreement with InkSure Ltd., Mr. Avner is entitled to a base salary of 22,500 New Israeli Shekels ("NIS") per month (the "Base Salary"), payable monthly. In addition, Mr. Avner is entitled to an additional monthly gross amount of NIS 7,500 as global compensation for overtime hours (the "Global Overtime Compensation"; the Base Salary together with the Global Overtime Compensation, the "Salary"). Furthermore, InkSure Ltd. pays him an amount of up to 13.83% of the Salary for his Manager's Insurance Fund, and an additional amount equal to 7.5% of the Salary for his Advanced Study Fund. Mr. Avner is also entitled to a company car, cell phone and laptop computer in accordance with InkSure Ltd.'s policies. Mr. Avner is also entitled to paid annual vacation time and such other benefits as the Company may grant from time to time to its executive employees.

Finally, in connection with his appointment, InkSure Ltd. recommended to the Board that it grant Mr. Avner options to purchase up to 400,000 shares of the Company's common stock according and subject to the provisions of the Company's 2002 Employee, Director and Consultant Stock Option Plan, and subject to the Board's approval, shareholder approval, if required, and subject to the employee's execution of the Company's standard option agreement and its appendices.

Mr. Avner is a Certified Public Accountant admitted to practice in Israel since 2002. From 1999 to 2002, Mr. Avner worked as a Manager at the Audit Department of Kost, Forer & Gabbay - C.P.A (Ernest & Young, Israel). From 2002 to 2005, Mr. Avner served as a Financial Controller of IP Planet Network and Gilat Satcom communication companies, which provide Internet backbone connectivity over digital video broadcasting (DVB) satellites. From 2005 to 2009, Mr. Avner served as CFO of Onset Technology, Ltd. a wireless software company that focuses on mobile emergency communications and mobile data loss prevention (DLP). Mr. Avner holds a B.A. in Business and Management with a specialization in Accounting from the College of Management in Israel since 1999.

AMENDMENT TO THE INKSURE TECHNOLOGIES INC. 2002 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN

At the annual meeting of stockholders the Company held on September 21, 2010 (the "Annual Meeting"), the Company's stockholders approved and ratified amendments to the Company's 2002 Employee, Director and Consultant Stock Option Plan (the "2002 Plan") to increase the number of shares of Common Stock which can be issued to employees, directors and consultants of the Company under the 2002 Plan from 3,500,000 shares to 10,000,000 shares. Amendment No. 1 and Amendment No. 2 to the 2002 Plan are set forth in Exhibit 10.1 and Exhibit 10.2 attached hereto and incorporated by reference herein.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting, the Company elected seven directors, each for a one-year term of office to serve until the Company's 2011 Annual Meeting of Stockholders, or until their successors are elected and qualified. The nominated directors received the following votes:

                                                                       BROKER
DIRECTOR                    FOR         AGAINST        ABSTAIN        NON-VOTE
--------                ----------     ----------     ----------     ----------

Jonathan Bettsack       30,151,147        485,712         18,000     10,818,109
Yaron Meerfeld          17,556,631     13,080,228         18,000     10,818,109
Gadi Peleg              30,187,912        448,947         18,000     10,818,109
Alon Raich              15,192,745     15,444,114         18,000     10,818,109
Randy F. Rock           14,844,858     15,792,001         18,000     10,818,109
David W. Sass           30,187,912        448,947         18,000     10,818,109
Pierre Schoenheimer     30,140,847        496,012         18,000     10,818,109

The Company's shareholders also approved and ratified amendments to the Company's 2002 Plan to increase the number of shares of Common Stock, which can be issued to employees, directors and consultants of the Company under the 2002 Plan from 3,500,000 shares to 10,000,000 shares. The amendments received the following votes:

FOR                         AGAINST        ABSTAIN     BROKER NON-VOTE
----------------------     ----------     ----------     ----------

15,830,211                 14,769,633         55,015     10,818,109

The Company's shareholders also approved an amendment to the Company's Certificate of Incorporation, increasing the number of authorized shares of Common Stock from 50,000,000 to 75,000,000, par value $0.01 per share. The amendment was filed with the Delaware Secretary of State and became effective on September 21, 2010. The Certificate of Amendment of the Company's Certificate of Incorporation is set forth in Exhibit 3.1 attached hereto and incorporated by reference herein. The amendment received the following votes:

FOR                         AGAINST        ABSTAIN     BROKER NON-VOTE
----------------------     ----------     ----------     ----------

20,893,049                 14,448,307         37,878      6,093,734

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

EXHIBIT NO.:   EXHIBIT DESCRIPTION:

3.1 Certificate of Amendment of Certificate of Incorporation of Inksure Technologies Inc.

10.1 Employment Agreement, between InkSure Ltd. and Mr. David (Dadi) Avner dated as of August 15, 2010.

10.2 Amendment No. 1 to the Inksure Technologies Inc. 2002 Employee, Director and Consultant Stock Option Plan.

10.3 Amendment No. 2 to the Inksure Technologies Inc. 2002 Employee, Director and Consultant Stock Option Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INKSURE TECHNOLOGIES, INC.

Date: September 21, 2010


By: /s/ Tal Gilat
-----------------
Name: Tal Gilat
Title: President and Chief Executive Officer